SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

                               -------------


                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): July 2, 2002


                            THE IT GROUP, INC.
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            (Exact Name of Registrant as Specified in Charter)


          Delaware                     1-09037                33-0001212
         ----------                   ---------              ------------
(State or Other Jurisdiction of      (Commission            (IRS Employer
       Incorporation)                File Number)         Identification No.)


           2790 Mosside Boulevard, Monroeville, Pennsylvania      10019
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           (Address of principal executive offices)             (zip code)


     Registrant's telephone number, including area code: (412) 372-7701


                               Not Applicable
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       (Former Name or Former Address, if Changed Since Last Report)




Item 5.  Other Events.

         On July 2, 2002, The IT Group, Inc. (the "Company") filed a Notice of Filing of Monthly Operating Report covering the period from March 30, 2002 through May 3, 2002 (the "Monthly Operating Report") with the United States Bankruptcy Court for the District of Delaware in the Company's Chapter 11 bankruptcy reorganization proceedings. The Monthly Operating Report is filed on Form SE, dated as of August 22, 2002 and incorporated herein by reference.



Item 7.  Financial Statements and Exhibits.

(c)    Exhibits:

         Number        Description

         99.1 Notice of Filing of Monthly Operating Report for period from March 30, 2002 through May 3, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of August 22, 2002.



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             THE IT GROUP, INC.

                                             By: /s/ Harry J. Soose, Jr.
                                                 -----------------------------
                                                 Name:   Harry J. Soose, Jr.
                                                 Title:  Chief Operating Officer



Date:   August 21, 2002






                             INDEX TO EXHIBITS

         Number            Description

         99.1 Notice of Filing of Monthly Operating Report for period from March 30, 2002 through May 3, 2002 (including Exhibits). Filed in accordance with Rule 311(a) of Regulation S-T on Form SE, dated as of August 22, 2002.